EXHIBIT 10.52

                           WARRANT EXCHANGE AGREEMENT



          This Agreement, made as of the 1st day of July, 2002 by and among CareCentric, Inc., a Delaware corporation, herein sometimes referred to as "CareCentric" or the Issuer", and Mestek, Inc., a Pennsylvania corporation, herein sometimes referred to as the "Mestek" or the "Warrant Holder";

      WHEREAS CareCentric issued to Mestek a certain warrant to purchase 400,000 shares of CareCentric's common stock on or before March 7, 2003 at a purchase price of $10.875 per share (the "Prior Warrant") dated March 7, 2002;

      WHEREAS as additional consideration with respect to a refinancing and debt restructuring transaction entered into between CareCentric and Mestek, among others, pursuant to a Secured Convertible Credit Facility and Security Agreement of even date herewith (the "Credit Facility") CareCentric has agreed to re-price and extend the term of the Prior Warrant in favor of Mestek;

      WHEREAS to effect such repricing and term extension of the Prior Warrant the parties agree to exchange the Prior Warrant for a new warrant to purchase 400,000 shares of CareCentric common stock (the "Shares"), identical in all respects to the Prior Warrant except as to the pricing and the term (the "New Warrant").

      NOW, THEREFORE, FOR MUTUAL PROMISES AND OTHER VALUABLE CONSIDERATION EXCHANGED, IT IS HEREBY AGREED:

          1. Issuance of New Warrant. CareCentric will issue a New Warrant to purchase 400,000 shares of its common stock exercisable at any time on or before June 15, 2004 at a purchase price of $1.00 per share and otherwise on the same terms and conditions as the Prior Warrant and in the form attached hereto as Exhibit "A".

          2. Exchange of Warrants. Mestek, as holder of the Prior Warrant, is exchanging the Prior Warrant for the New Warrant as of July 1, 2002 in full consideration for the Prior Warrant.

          3.   Representations,   Warranties   and  Covenants  of   CareCentric.
               CareCentric   covenants,   warrants,   and  represents  THAT  THE
               FOLLOWING ARE TRUE:

               (1)  Corporate   Powers.   CareCentric  is  a  corporation   duly
                    organized, existing and in good standing under the laws of the State of Delaware.

               (2) Authorization.Copies of the Corporate CareCentric's Corporate Minutes specifically authorizing the transactions herein have been delivered to Mestek, and such copies are true, complete and correct in every particular.

               (3)  CareCentric's Powers.

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                    (A)  The  execution,   delivery  and   performance  of  this
                         Agreement   and  the   other   Closing   documents   by
                         CareCentric are within its legal powers, and have been duly authorized and are not in contravention of law or
                         of  the   terms   of   CareCentric's   Certificate   of
                         Incorporation, By-Laws or Minutes or of any agreement to which CareCentric is a party or by which it is bound. No other corporate, court or other proceedings are necessary to authorize the execution, delivery and performance of this Agreement by CareCentric.

                    (B) This Agreement and the other Closing documents have been duly executed and delivered by CareCentric and constitute legal, valid, binding and enforceable obligations of CareCentric in accordance with their respective terms upon and against all third parties and against CareCentric and its employees, officers, directors and creditors and persons and entities related to such persons by ownership interest or otherwise.

                    (C) All consents, approvals, authorizations, declarations and filings with individuals, entities and/or governmental authorities required in connection with the execution and delivery of this Agreement and the other Closing documents and in connection with the consummation of the transactions contemplated by this Agreement in order to make it legal, valid, binding and enforceable have been obtained, completed and satisfied.

               (4)  Suits and Other Actions.

                    (A) To the best of CareCentric's knowledge, there is no litigation, arbitration or other governmental or private actions, suits, claims, proceedings or investigations (whether or not purportedly on behalf of or against CareCentric) concluded, pending or threatened against CareCentric which may have a material adverse effect upon CareCentric's ability to make this Agreement legal, valid, binding and enforceable or to carry out the transactions contemplated by this Agreement. CareCentric is not in default with respect to any order, writ, injunction or decree of any court or other governmental agency.

                    (B) The execution, delivery and performance of this Agreement by CareCentric has not, and will not violate, or result in a breach of, or constitute a default under any judgment, order or decree to which it may be subject.



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     4.   Representations and Warranties of Mestek.

          (a)Power and Authority. Mestek represents and warrants that Mestek has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transaction contemplated have been duly authorized by Mestek. No other corporate, court or other proceedings are necessary to authorize the consummation of this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Mestek, and constitutes a valid and binding obligation of Mestek. The execution and performance of this Agreement by Mestek does not violate, result in a breach of, or constitute a default under any judgment, order or decree to which it may be subject, nor does such making or performance constitute a violation of or conflict with any provision of Mestek's Articles of Incorporation or By-laws.

          (b) Investment Intent. Mestek is acquiring the Warrant for investment for its own account and not with a view to, or for resale in connection with, the distribution thereof, except for any such distribution thereof effected in compliance with the Securities Act of 1933, as amended (the "Securities Act"). Mestek will not, directly or indirectly, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any Shares unless the transfer, sale, assignment, pledge, hypothecation or other disposition (the "transfer") (i) is pursuant to an effective registration statement under the Securities Act or (ii) Mestek shall have furnished CareCentric with an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to CareCentric, to the effect that no such registration is required because of the availability of an exemption from registration under the Securities Act.

          (c)  Legend.   Mestek  has  been  advised  by  CareCentric   that  the
          certificate or certificates to be issued upon exercise of the New Warrant, representing the Shares will bear the following legend:

                        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

          (d) Restricted Securities. Mestek has been advised by CareCentric that
          (i) any Shares received by Mestek upon the exercise of the New Warrant will be "restricted securities" as defined under Rule 144 (as it may


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          be amended from time to time)  promulgated  under the  Securities  Act
          ("Rule 144"); (ii) the Shares must be held indefinitely and Mestek must continue to bear the economic risk of the investment in the Shares unless the offer and sale of the Shares is subsequently registered under the Securities Act or an exemption from such registration is available; (iii) Rule 144 does not presently provide an exemption for present resales of the Shares; (iv) when and if the Shares may be disposed of without registration under the Securities Act in reliance on Rule 144, such disposition can, under some circumstances, be made only in limited amounts and otherwise in accordance with the terms and conditions of such Rule; (v) a restrictive legend in the form heretofore set forth will be placed on the certificates representing the Shares; and (vi) a notation will be made in the appropriate records of CareCentric indicating that the Shares are subject to restriction on transfer and appropriate stop transfer restrictions will be issued to CareCentric's transfer agent with respect to the Shares.

     5.   Conditions Precedent to Closing.

          (a) CareCentric. The obligations of CareCentric to issue and exchange the New Warrant for the Prior Warrant shall be subject to (i) the fulfillment, prior to or at the Closing, of the execution and delivery of all of the documentation relating to the Credit Facility, (ii) the representations and warranties of Mestek being true and correct on and as of the date of the exchange and (iii) CareCentric having received the opinion of Mestek's counsel, dated as of the Closing Date, in form and substance reasonably satisfactory to CareCentric's counsel.

          (b) Mestek. The obligation of Mestek to tender the Prior Warrant for exchange shall be subject to (i) the fulfillment, prior to or at the Closing, of all of the documentation relating to the Credit Facility,
          (ii) the representations and warranties of CareCentric being true and correct on and as of the date of the exchange and (iii) Mestek having received the opinion of CareCentric's counsel, dated as of the Closing Date, in form and substance reasonably satisfactory to Mestek's counsel.

     6. After Closing. Subsequent to Closing of this Agreement, each party shall, at the request of any other party, furnish, execute and deliver such documents, instruments, opinions of counsel, certificates, notices or other further assurances as counsel of the requesting party shall reasonably deem necessary or desirable for effecting complete consummation of this Agreement.

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     7.   Indemnification.  CareCentric agrees to indemnify Mestek for, and hold
          Mestek harmless from and against, any and all damages,  losses, costs,
          expenses   (including,   without   limitation,   reasonable  fees  and
          disbursements of counsel for Mestek), judgments, settlements and other liabilities, suffered or incurred in connection with any claim or action relating to or arising out of any breach by CareCentric of any of its representations or covenants contained in this Exchange Agreement or the New Warrant or the failure of CareCentric to perform any obligation required to be performed by it under the Agreement or the New Warrant.

     7. Survival. The representations, covenants and warranties herein made shall survive closing and the delivery of any or all documents.

     8.   Miscellaneous.

               (A) Notices. All notices, elections, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given at the time received by certified or registered mail, postage prepaid and addressed to the parties hereto as follows (or to such other person or place which the respective party has otherwise designated by notice under this provision):

                    TO CARECENTRIC, INC.:

                               2625 Cumberland Parkway
                               Suite 310
                               Atlanta, Georgia 30339
                               Attn: President and CEO
                               Fax: (770) 784-1597

                     With a copy to:

                               Sherman A. Cohen
                               Arnall Golden Gregory LLP
                               2800 One Atlantic Center
                               1201 West Peachtree Street
                               Atlanta, Georgia 30309-3450
                                  Fax: (404) 873-8631

                     TO MESTEK:

                               R. Bruce Dewey, President
                               260 North Elm Street
                               Westfield, Massachusetts 01085
                               Fax: (413) 568-7428

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                     With a copy to:

                         Nicholas Filler, Vice President, Corporate and Legal Affairs
                         260 North Elm Street
                         Westfield, Massachusetts 01085
                         Fax: (413) 568-7428

               (B) Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective personal representatives, heirs, successors and assigns.

               (C) Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto pertaining to its subject matter and supersedes all prior and contemporaneous agreements, undertakings and understandings of the parties hereto in connection with the subject matter hereof.

               (D) Governing Law.This Agreement shall be governed by the laws of the State of Delaware without regard to principles of conflicts of laws.

               (E) Headings. The headings in this Agreement are inserted for convenience only and are not to be considered in the construction of the provisions hereof and shall not in any way limit the scope or modify the substance or context of any section or paragraph hereof.

               (F) Waivers. Any forbearance, failure or delay by either party in exercising any right, power, or remedy hereunder shall not be deemed to be a waiver of such right, power, or remedy and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and any right, power and remedy shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

               (G) Amendment. No amendment or modification of this Agreement or waiver of its terms shall be effective unless in a writing signed by both parties.

               (H) Severability. Each separately numbered paragraph of this Agreement shall be treated as severable, to the


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                    end  that  if any  one or  more  such  paragraphs  shall  be adjudged or declared illegal, invalid or unenforceable, this Agreement shall be interpreted, and shall remain in full force and effect, as though such paragraph or paragraphs had never been contained in this Agreement.

               (I) Counterparts. This agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


                                      CareCentric, Inc.

                                      By: /s/ John R. Festa
                                          -------------------------------------
                                      Its: President


                                      Mestek, Inc.:

                                      By: /s/ R. Bruce Dewey
                                          -------------------------------------
                                      Its: President & COO






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                                   EXHIBIT "A"

                                     WARRANT




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